UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 14, 2004

Children’s Books & Toys, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-19536	95-3971414
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.

460 East Swedesford Road Suite 2010 Wayne, Pennsylvania 19087
(Address of principal executive offices) (Zip Code)

(610) 995-1200
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below).

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.03:  BANKRUPTCY OR RECEIVERSHIP.

Bankruptcy Court Approval of Plan of Liquidation

As previously reported in the Current Report on Form 8-K filed by Children’s Books & Toys, Inc. (formerly known as FAO, Inc.) (the “Company”) with the Securities and Exchange Commission (the “SEC”) on December 4, 2003, the Company and its wholly-owned subsidiaries ZB Company, Inc., Toy Soldier, Inc. (formerly known as FAO Schwarz, Inc.), TRS Liquidation Co. (formerly known as The Right Start, Inc.) and Targoff-RS, LLC (collectively, the “Debtors”) filed on December 4, 2003 voluntary petitions for reorganization under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) (Case No. 03-13672(JR)).

On October 27, 2004, the Bankruptcy Court approved the Debtors’ and Creditors’ Committee’s Second Amended Joint Plan of Liquidation under Chapter 11 of the Bankruptcy Code (As Modified) (the “Plan”), and the Bankruptcy Court signed and entered an order approving the Plan on October 27, 2004.  A copy of the Plan is attached hereto as Exhibit 99.1.  PURSUANT TO THE TERMS OF THE PLAN, THE DEBTORS WILL BE LIQUIDATED AND THE COMPANY’S COMMON STOCKHOLDERS WILL NOT RECEIVE ANY CASH OR SECURITIES IN CONNECTION WITH THE DEBTORS’ LIQUIDATION.  THE PLAN PROVIDES FOR ALL OUTSTANDING SHARES OF COMMON STOCK OF THE DEBTORS, INCLUDING ALL 5,152,775 ISSUED AND OUTSTANDING SHARES OF COMMON STOCK OF THE COMPANY, TO BE DEEMED CANCELLED ON THE EFFECTIVE DATE OF THE PLAN.

Summary of Plan

The following summary of the Plan is qualified in its entirety by reference to the complete Plan, which is attached hereto as Exhibit 99.1.  Capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Plan.

The Plan provides for the liquidation and distribution of all assets of the Debtors through the Liquidation Trust managed by the Liquidation Trustee and the Liquidation Trust Committee.  The Liquidation Trustee shall consult with and obtain the consent of the Liquidation Trust Committee with respect to the matters set forth in the Liquidation Trust Agreement. The Liquidation Trustee may be terminated at any time by the Liquidation Trust Committee.

The Liquidation Trust is established for the sole purpose of liquidating and distributing the Trust Assets, with no objective to continue or engage in the conduct of a trade or business.  The Liquidation Trustee, at the direction of the Liquidation Trust Committee, shall wind down the remaining affairs of the Debtors.

Other than Non-Professional Administrative Expense Claims, Professional Administrative Expense Claims and Priority Tax Claims, Claims and Equity Interests are divided into nine classes under the Plan. The proposed treatment of Claims and Equity Interests in each Class is described in the Plan and briefly summarized in the chart set forth below. Such classification takes into account the different nature and priority of the Claims and Equity Interests. The Plan contains the following classes: Priority Non-Tax Claims (Class 1), Lender Secured Claims (Class 2), Secured Claims (Class 3), Shaw Equipment Note Claim (Class 4), Shaw Subordinated Note Claim (Class 5), PNC Note Claim (Class 6), Reclamation Claims (Class 7), Trade Debt Claims (Class 8(a)), Prior Plan Claims (Class 8(b)), and General Unsecured Claims, including all Deficiency Claims, other than Trade Debt Claims and Prior Plan Claims (Class 8(c)) and Equity Interests (Class 9).

ALTHOUGH THE DEBTORS AND THE COMMITTEE BELIEVE THAT THE ESTIMATED PERCENTAGE RECOVERIES ARE REASONABLE AND WITHIN THE RANGE OF ASSUMED RECOVERY, THERE IS NO ASSURANCE THAT THE ACTUAL AMOUNTS OF ALLOWED CLAIMS IN EACH CLASS WILL NOT MATERIALLY EXCEED THE ESTIMATED AGGREGATE AMOUNTS SHOWN IN THE TABLE BELOW OR THAT THE LIQUIDATION TRUST WILL HAVE THE AMOUNT OF CASH AVAILABLE FOR DISTRIBUTION THAT WAS ASSUMED IN CONNECTION WITH CALCULATING THE ESTIMATED PERCENTAGE RECOVERIES. ACCORDINGLY, NO REPRESENTATION CAN BE OR IS BEING MADE WITH RESPECT TO THE ESTIMATED PERCENTAGE RECOVERIES SHOWN IN THE TABLE BELOW.

Class Number	Description of Class	Estimated Amount of Allowed Claims in Class	Treatment under the Plan/ Estimated % Recovery under the Plan
N/A	Non-Professional Administrative Expense Claims	$400,000

Recovery: 100%
Not Impaired
As soon as is reasonably practicable after the Effective Date, each holder of an Allowed Non-Professional Administrative Expense Claim shall receive in full satisfaction thereof an amount in Cash equal to the Allowed amount of such Claim, or such holder may be treated on such other less favorable terms as may be agreed upon by such holder;  provided, however, that any Allowed Non- Professional Administrative Expense Claim may be paid in accordance with the ordinary business terms with respect to payment of such Non-Professional Administrative Expense Claim.

N/A	Professional Administrative Expense Claims	$2,500,000

Recovery: 100%
Not Impaired
Subject to the procedures set forth in Section 6.6 of the Plan, each holder of an Allowed Professional Administrative Expense Claim shall receive in full satisfaction thereof an amount in Cash equal to the Allowed amount of such Claim, or such holder may be treated on such less favorable terms as may be agreed to by such holder.

N/A	Priority Tax Claims	$950,000

Recovery: 100%
Not Impaired
As soon as is reasonably practicable after the Effective Date, each holder of an Allowed Priority Tax Claim shall receive in full satisfaction thereof an amount in Cash equal to the Allowed amount of such Claim, or such holder may be treated on such less favorable terms as may be agreed to by such holder.

Class 1	Priority Non-Tax Claims	$0-$1,450,000

Recovery: 100%
Not Impaired
As soon as is reasonably practicable after the Effective Date, each holder of an Allowed Priority Non-Tax Claim shall receive in full satisfaction thereof an amount in Cash equal to the Allowed amount of such Claim, or such holder may be treated on such less favorable terms as may be agreed to by such holder.

Class 2	Lender Secured Claims	$530,000-$564,293

Recovery: 100%
Not Impaired
As soon as is reasonably practicable after the Effective Date (to the extent that such amounts have not already been remitted to Lenders in accordance with the Cash Collateral Order), the holder of an Allowed Lender Secured Claim shall receive in full satisfaction thereof an amount in Cash equal to the unpaid Allowed amount of such Claim, or such holder may be treated on such less favorable terms as may be agreed to by the holder.

Class 3	Secured Claims	$0

Recovery: 100%
Impaired
Each holder of a Secured Claim shall be deemed to have an Allowed Secured Claim to the extent of the value of its Collateral. As soon as is reasonably practicable after the Effective Date, to the extent that such Collateral has not previously been abandoned to the holder, such creditor will receive a deed or assignment of its Collateral in full satisfaction of the secured portion of its Allowed Secured Claim, or at the option of the Liquidation Trustee, Cash equal to the Allowed amount of such Secured Claim, and any Deficiency Claim arising on account of such Secured Claim shall be treated as a Class 8(c) General Unsecured Claim.

Class 4	Shaw Equipment Note Claim	$3,853,154

Recovery: 40.2 - 52.6%
Impaired
The holder of the Shaw Equipment Note Claim shall be deemed to have an Allowed Secured Claim to the extent of the value of its Collateral. As soon as is reasonably practicable after the Effective Date, to the extent that the Collateral securing the Equipment Note has not been previously abandoned to Shaw, Shaw will receive a deed or assignment of its Collateral in full satisfaction of the secured portion of its Allowed Secured Claim, or at the option of the Liquidation Trustee, Cash equal to the Allowed amount of such Secured Claim, and any Deficiency Claim arising on account of such Secured Claim shall be treated as a Class 8(c) General Unsecured Claim.

Class 5	Shaw Subordinated Note Claim	$5,900,000 plus accrued interest through the Commence-ment Date

Recovery: 18.3 - 20%
Impaired
The holder of the Shaw Subordinated Note Claim shall be deemed to have an Allowed Secured Claim in the amount of its Pro Rata share of the Class 5 Distribution Fund (defined in the Plan as the Shaw Subordinated Note Allowed Secured Claim). As soon as is reasonably practicable after the Effective Date, the Liquidation Trustee shall distribute the Class 5 Distribution Fund Pro Rata to the holder of the Shaw Subordinated Note Claim and the holders of the Trade Debt Claims. The holder of the Shaw Subordinated Note Claim shall be deemed to have an Allowed Deficiency Claim in the amount of the difference between the Class 5 Distribution Fund and the Shaw Subordinated Note Allowed Secured Claim.

Class 6	PNC Secured Claim	$453,164

Recovery: 55.2%
Impaired
The holder of the PNC Secured Claim shall be deemed to have an Allowed Secured Claim in the amount of $250,000, which Allowed Secured Claim will be paid as soon as is reasonably practicable after the Effective Date, to the extent it has not previously been paid to the holder pursuant to the PNC Stipulation. The holder of the PNC Secured Claim shall be deemed to have an Allowed Deficiency Claim in the amount of $203,164.

Class 7	Reclamation Claims	$1,040,547

Recovery: 100%
Impaired
On or as soon as is reasonably practicable after the Effective Date, each holder of an Allowed Reclamation Claim shall receive Cash equal to the Allowed amount of such Reclamation Claim on Exhibit A to the Plan, or such holder may be treated on such less favorable terms as may be agreed to by the holder. If the holder of a Reclamation Claim timely objects in accordance with the procedures set forth in the Plan, then such holder shall receive Cash equal to the Allowed amount of its Reclamation Claim, if any, pursuant to an order of the Bankruptcy Court.

Class 8(a)	Trade Debt Claims	$24,600,000

Recovery: 40.7 - 51.8%
Impaired
On or as soon as is reasonably practicable after the Effective Date, each holder of an Allowed Trade Debt Claim shall receive its Pro Rata share of the Class 5 Distribution Fund.  In addition, on or as soon as is reasonably practicable after the Effective Date, each holder of an Allowed Trade Debt Claim shall receive its Pro Rata share the Net Distributable Proceeds; provided, however, that for purposes of calculating the Pro Rata share of the Net Distributable Proceeds, the Liquidation Trustee shall first reduce the amount of the Allowed Trade Debt Claims by the amount received by the holders thereof from the Class 5 Distribution Fund.

Class 8(b)	Prior Plan Claims	$15,715,200

Recovery 27.5 - 39.2%
Impaired
On or as soon as is reasonably practicable after the Effective Date, each holder of an Allowed Prior Plan Claim shall receive its Pro Rata share, with holders of Allowed Class 8(a) and 8(c) Claims, of the Net Distributable Proceeds.

Class 8(c)	General Unsecured Claims, including Deficiency Claims, other than Trade Debt Claims and Prior Plan Claims	$25,929,400

Recovery: 27.5 - 39.2% Impaired On or as soon as is reasonably practicable after the Effective Date, each holder of an Allowed General Unsecured Claim other than Trade Debt Claims and Prior Plan Claims, shall receive its Pro Rata share, with holders of Allowed Class 8(a) and 8(b) Claims, of the Net Distributable Proceeds.

Class 9	Equity Interests	N/A

Recovery: None
Impaired
Holders of Allowed Equity Interests will not receive or retain any distribution under the Plan. On the Effective Date, all Equity Interests in each of the Debtors shall be deemed cancelled.

The Effective Date of the Plan is expected to be November 8, 2004.  As soon as is reasonably practical after the Effective Date, to the extent that such amounts have not already been paid, the Liquidation Trustee shall make all such payments as are called for under the Plan.  The Initial Distribution Date with respect to the holders of Allowed Class 8(a), 8(b) and 8(c) Claims shall occur not later than February 28, 2005, unless such date is otherwise extended by the Bankruptcy Court.

The Plan contemplates that on or before the Effective Date, the Debtors and the Committee, on their own behalf and on behalf of holders of Allowed Administrative Expense Claims, allowed Priority Tax Claims and Allowed Claims in Classes 1, 2, 3, 4, 5, 6, 7, 8(a), 8(b) and 8(c), shall execute the Liquidation Trust Agreement and shall take all other steps necessary to establish the Liquidation Trust.  On the Effective Date, the Debtors shall transfer to the Liquidation Trust all of their right title, and interest in all of the Trust Assets, other than the Lenders’ Remaining Cash Collateral and the Guaranteed FF&E Payment (as provided in the Plan), free and clear of any lien, Claim or Equity Interest in such property of any other Person or entity except as provided in the Plan.

As soon as possible after the Effective Date, but in no event later than 60 days thereafter, (i) the Liquidation Trustee shall make a good faith determination of the fair market value of the Trust Assets transferred to the Liquidation Trust and (ii) the Liquidation Trustee shall apprise the holders of Allowed Claims in writing of such valuation. The valuation shall be used consistently by all parties (including, without limitation, the Liquidation Trustee and the holders of Allowed Claims) for all federal income tax purposes.

The Liquidation Trustee shall distribute at least annually to the holders of the beneficial interests in the Liquidation Trust, in accordance with such holders’ relative beneficial interests, all Cash on hand; provided, however, that the Liquidation Trust may retain such amounts (i) as are reasonably necessary to meet contingent liabilities and to maintain the value of the Trust Assets during liquidation, (ii) to pay reasonable administrative expenses and (iii) to satisfy other liabilities incurred by the Liquidation Trust in accordance with the Plan or the Liquidation Trust Agreement.

As soon as is reasonably practicable after the tenth Business Day following the Effective Date and upon the filing by or on behalf of the Debtors of a certification to that effect with the Bankruptcy Court, the Debtors shall be deemed dissolved for all purposes without the necessity for any other or further actions to be taken by or on behalf of each of the Debtors or payments to be made in connection therewith.

ITEM 8.01:  OTHER EVENTS.

On October 14, 2004, the Debtors filed their September 2004 Monthly Operating Reports with the Bankruptcy Court.  Copies of these monthly operating reports are attached hereto as Exhibit 99.2, and are incorporated herein in their entirety.

On November 3, 2004, the Debtors filed their October 2004 Monthly Operating Reports with the Bankruptcy Court.  Copies of these monthly operating reports are attached hereto as Exhibit 99.3, and are incorporated herein in their entirety.

The Company cautions that the monthly operating reports and accompanying attachments have been prepared for filing with the Bankruptcy Court in accordance with the requirements of federal bankruptcy law. These materials are unaudited and are prepared in a format and for periods different from that used in the Company’s consolidated financial statements filed with the SEC under the federal securities laws.  Accordingly, the substance and format of these materials do not allow for meaningful comparison with the Company’s regular publicly-disclosed consolidated financial statements.

The Company further cautions that the financial information included in the monthly operating reports has been prepared by management of the Debtors without audit or review by independent accountants and does not include all footnotes and financial presentations normally required under generally accepted accounting principles in the United States.

Furthermore, the information set forth in the monthly operating reports should not be viewed as indicative of future results and should not be used for investment purposes.

PURSUANT TO THE PLAN, ALL OUTSTANDING SHARES OF COMMON STOCK OF THE COMPANY WILL BE DEEMED CANCELLED ON THE EFFECTIVE DATE OF THE PLAN.

ITEM 9.01:  FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits.

Exhibit Number	Description

99.1	Debtors’ and Creditors’ Committee’s Second Amended Joint Plan of Liquidation under Chapter 11 of the Bankruptcy Code (As Modified)

99.2

September 2004 Monthly Operating Reports of Children’s Books & Toys, Inc. (formerly known as FAO, Inc.) and its subsidiaries ZB Company, Inc., Toy Soldier, Inc. (formerly known as FAO Schwarz, Inc.), TRS Liquidation Co. (formerly known as The Right Start, Inc.) and Targoff-RS, LLC

99.3

October 2004 Monthly Operating Reports of Children’s Books & Toys, Inc. (formerly known as FAO, Inc.,) and its subsidiaries ZB Company, Inc., Toy Soldier, Inc. (formerly known as FAO Schwarz, Inc.).  TRS Liquidation Co. (formerly known as The Right Start, Inc.) and Targoff-RS, LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHILDREN’S BOOKS & TOYS, INC.

Date: November 4, 2004	/s/ Jerry A. Kollar
Jerry A. Kollar Senior Vice President – Finance